SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2003

TSI TELECOMMUNICATION SERVICES INC.

(Exact name of registrant as specified in its charter)

Delaware	333-88168	06-1262301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 N. Franklin Street, Suite 700

Tampa, Florida 33602

Telephone: (813) 273-3000

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

ITEM 5.    Other Events

After the close of business on May 5, 2003, TSI Telecommunication Services Inc. issued the attached press release.

Exhibits

Exhibit 99    Press Release dated May 5, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 5, 2003

TSI TELECOMMUNICATION SERVICES INC. (Registrant)

/S/ RAYMOND L. LAWLESS
Raymond L. Lawless Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99	Press release dated May 5, 2003